Chase Vista Funds

                        Supplement Dated June 14, 2000
          Statement of Additional Information Dated February 28, 2000


(The following sentence will replace the second complete sentence on the top of page 41)

Up to 12% of the value of Class B and Class C shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B and Class C account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.


                                                                     MFG1-36-600